Bell National Corporation
                         4209 Vineland Road, Suite J-1
                            Orlando, Florida  32811
                                (407) 849-2090


                                                             November 15, 1995

Nicholas E. Toussaint
c/o Toussaint Associates
155 Sansome Street, Suite 600
San Francisco, California  94104

                            SAR Agreement Extension
                            -----------------------

Dear Mr. Toussaint:

      Reference is made to that certain Stock Appreciation Rights Agreement, dated as of November 20, 1989 (the "SAR Agreement"), by and between Bell National Corporation, a California corporation, as the "Company", and yourself, as the "Recipient". Capitalized terms used and not defined herein shall have the respective meanings ascribed to such terms under the SAR Agreement.

      The purpose of this letter is to set forth our agreement, and to implement the direction of the Board of Directors of the Company, that the term of the SARs granted under the SAR Agreement be extended for five years. The "term" of the SARs is established under Section 2(d) of the SAR Agreement, which provides that all SARs not previously exercised shall be deemed to be exercised in full upon the seventh anniversary of the Closing Date. Such Closing Date was November 20, 1989, and so the seventh anniversary thereof is November 20, 1996.

      Therefore, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by both of the parties hereto, and intending to be legally bound, it is hereby agreed as follows:

      1. Extension of Term. Section 2(d) of the SAR Agreement is hereby amended by deleting the terms "seventh anniversary" each time they appear therein and inserting in their place the terms "twelfth anniversary".

      2. Further Actions. Each of the Company and Recipient agree from time to time to execute and deliver such documents and instruments, and to take such other and further actions, as the other party hereto may reasonably request in order to further give effect to or evidence the amendment to the SAR Agreement as set forth in this letter agreement.

      3. Governing Law. This letter agreement shall be governed by and construed in all respects in accordance with the laws of the State of New York.



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                                                                               2
      4. Entire Agreement. This letter agreement sets forth the entire agreement between the parties hereto with respect to the extension of the SARs and may be changed only by a written agreement signed by both of the parties hereto.

      If the foregoing is acceptable to you, kindly execute a counterpart of this letter in the space provided below and return at least one of the same to the undersigned, whereupon this letter shall become a binding agreement between us.

                                       Very truly yours,

                                       BELL NATIONAL CORPORATION


                                       By:______________________________
                                          Title:



                        Acceptance and Spousal Consent

The foregoing is accepted and agreed to, as of the date first above written, by:



                                       ______________________________
                                       Nicholas E. Toussaint


The undersigned has read and is familiar with the SAR Agreement and the above letter agreement (the "Amendment") and hereby consents to and agrees to be bound by all the terms and conditions of the SAR Agreement (as amended by the Amendment) and the Amendment. Without limiting the generality of the foregoing, the undersigned specifically agrees that the Company may rely on any authorization, instruction or election made under the SAR Agreement (as amended by the Amendment) or the Amendment by the Recipient alone and that all of his or her right, title and interest, if any, in the cash or securities received by the Recipient under the SAR Agreement (as amended by the Amendment) or the Amendment, whether arising by operation of community property law, by property settlement or otherwise shall be subject to all such terms and conditions.



                                       ______________________________
                                       Susan S. Toussaint




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